UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 29, 2017, D.R. Horton, Inc. (the “Company”) and the Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $400 million aggregate principal amount of its 2.550% Senior Notes due 2020 (the “Notes”).

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3, File No. 333-206226 (the “Registration Statement”) of the Company and certain direct and indirect wholly-owned subsidiaries of the Company listed as co-registrants thereto (the “Guarantors”) and the prospectus supplement dated November 29, 2017 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on November 29, 2017. The Offering is expected to close on December 5, 2017, subject to customary closing conditions. Certain legal opinions relating to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.

The Notes will be issued pursuant to an Indenture between the Company and American Stock Transfer & Trust Company (the “Original Trustee”), as trustee, dated as of May 1, 2012, as supplemented by the Ninth Supplemental Indenture with respect to the Notes (the “Ninth Supplemental Indenture”), to be dated as of December 5, 2017, among the Company, the Guarantors, the Original Trustee, as the original trustee, and Branch Bank and Trust Company, as series trustee. The Notes will be represented by a global security, which is included as an exhibit to the Ninth Supplemental Indenture. The form of the Ninth Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 29, 2017, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

4.1	Form of Ninth Supplemental Indenture, to be dated December 5, 2017, among D.R. Horton, Inc., the Guarantors named therein, American Stock Transfer & Trust Company, as original trustee, and Branch Bank and Trust Company, as series trustee.

4.2	Form of 2.550% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Thomas B. Montano, Esquire.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 5, 2017

D.R. Horton, Inc.

By:	/s/ Thomas B. Montano
Thomas B. Montano
Vice President and
Secretary